SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of Report (Date of earliest event reported)       May 20, 1999
                                                       ------------

                       METROPOLITAN HEALTH NETWORKS, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)



          Florida                      333-5884-A                 65-0635748
          -------                      ----------                 ----------
(State or other jurisdiction        (Commission File            (IRS Employer
 or incorporation)                        Number)            Identification No.)



                  5100 Town Center Circle, Boca Raton, Florida
                  --------------------------------------------
                 33486 (Address of principal executive offices,
                               including zip code)


Registrant's telephone number, including area code       (561) 416-9484
                                                         --------------


                 -----------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

            Effective as of the close of business on May 20, 1999, the shares of Common Stock of Metropolitan Health Networks, Inc. were delisted from the NASDAQ Smallcap Market and are currently traded on the OTC Bulletin Board under the symbol "MDPA".

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    METROPOLITAN HEALTH NETWORKS, INC.


                                    By: /s/ Noel J. Guillama
                                        -------------------------------------
                                    Noel J. Guillama, Chief Executive Officer


Dated:  May 24, 1999